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Exhibit 32


                           SECTION 1350 CERTIFICATION

I, Henry Karbiner, Jr., President, Chief Executive Officer and Chief Financial Officer of Tri City Bankshares Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated:         August 11, 2005
               --------------------


                                    /s/Henry Karbiner, Jr.
                                    --------------------------------------------
                                    Henry Karbiner, Jr.
                                    President, Chief Executive Officer and
                                    Treasurer (Principal executive and financial
                                    officer)


A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This statement "accompanies" the periodic report to which it relates and shall not be deemed as "filed" as part of the report or otherwise for purposes of the Securities Exchange Act of 1934.